UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 1, 2015
DATE OF EARLIEST EVENT REPORTED: August 28, 2015

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Debt Restructuring and Deferrals

On August 28, 2015, PEDEVCO Corp. (the “Company”), entered into Letter Agreements (the “Letter Agreements”) with Senior Health Insurance Company of Pennsylvania (“SHIP”) (as successor-in-interest to BRe BCLIC Primary), BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC (“RJC”) (collectively, the “Lenders”), and BAM Administrative Services LLC (the “Agent”), as agent for the Lenders.  The Lenders are parties to that certain Note Purchase Agreement, dated March 7, 2014 (the “NPA”), by and among the Company, the Lenders and the Agent, pursuant to which the Company issued Senior Secured Promissory Notes to each of the Lenders (collectively, the “Senior Notes”), and RJC is also a party to that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJ Credit LLC (the “RJC Junior Note,” and together with the Senior Notes, the “Notes”).

Pursuant to the Letter Agreements, (i) all Lenders agreed to defer until the maturity date of their Senior Notes the mandatory principal payments that would otherwise be due and payable by the Company to them on payment dates occurring during the six month period of August 1, 2015 through January 31, 2016, (ii) HEARTLAND Bank agreed to change the frequency of payment of accrued interest and mandatory principal repayments from monthly to semi-annually, with the next interest payment due February 1, 2016 and the next mandatory principal repayment due August 3, 2016, and with the Company agreeing to place an amount equal to 1/6th of the semi-annual principal and interest payments due into a sinking fund which the Company shall pay to HEARTLAND Bank every six months when due and owing, (iii) RJC agreed to defer all interest payments otherwise due and payable by the Company to RJC under its Notes during the period commencing on August 1, 2015 through January 31, 2016 (the “Waiver Period”), which deferred interest is capitalized monthly during the Waiver Period, (iv) SHIP, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, and BRe WNIC 2013 LTC Sub agreed to (a) defer until the maturity date of their Senior Notes 12/17ths of the interest payments that would otherwise be due and payable by the Company to them on payment dates occurring during the six month period of August 1, 2015 through January 31, 2016; and (b) have the Company pay in cash 5/17ths of such interest payments per month, with all deferred interest being capitalized until the maturity date of the Senior Notes, and (v) SHIP, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub and RJC agreed to increase the interest rate under their Senior Notes from 15% to 17% per annum on all outstanding principal under the Senior Notes during the Waiver Period.  These deferrals agreed upon with Lenders will reduce the Company’s monthly cash interest payments and mandatory principal repayments from approximately $600,000 per month under the Notes prior to entry into the Letter Agreements, to approximately $100,000 per month during the Waiver Period after giving effect to the changes agreed upon under the Letter Agreements, thereby providing the Company with an estimated $500,000 per month in additional cash flow during the Waiver Period.

The purpose of these deferrals is to provide the Company with the financial resources and runway it believes it needs to fully-focus and execute upon the acquisition transaction contemplated pursuant to that certain Agreement and Plan of Reorganization, dated May 21, 2015 (as amended to date, the “Dome Agreement”), by and among the Company, PEDEVCO Acquisition Subsidiary, Inc., Dome AB, and Dome Energy Inc. (the “Dome Transaction”), as more fully described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 26, 2015 and July 20, 2015.  The Company and Dome Energy continue to move forward with the transactions contemplated by the Dome Agreement, provided that because the closing of the transactions contemplated by the Dome Agreement is subject to various closing conditions, described in greater detail in the May 26, 2015, Form 8-K, no assurance can be made that the transactions contemplated by the Dome Agreement will be completed.

As additional consideration for the Lenders’ entry into the Letter Agreements and related note amendments and deferrals, no later than September 18, 2015, the Company is obligated to grant warrants (the “Warrants”) exercisable on a cash-only basis for an aggregate of 1.2 million shares of Company common stock to SHIP, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub and RJC (the “Warrant Recipients”), proportionately based on their individual principal under the Notes, which grants are subject to NYSE MKT additional listing approval.  The Warrants will have a three (3) year term and will be immediately exercisable on a cash-only basis at a price of $0.75 per share.  In addition, in the event the aggregate total of principal and interest deferred by the Warrant Recipients exceeds $900,000 over the Wavier Period, within thirty (30) days of February 1, 2016, and subject to NYSE MKT additional listing approval, the Company will proportionately grant to the Warrant Recipients additional Warrants such that the total aggregate number of shares of Company common stock exercisable under all Warrants granted to the Warrant Recipients will equal (x) the total principal and interest deferred by such Lenders divided by (y) $0.75.

In addition, the Company agreed to prepare and deliver to RJC a monthly budget in form and substance reasonably satisfactory to RJC, and such financial statements as RJC may reasonably request.  The monthly budget is required to include a cash flow forecast and detail of all anticipated non-recurring expenses and non-cash budget items, and the Company is required to comply with the budgeted expenses set forth therein in all material respects, provided, however, that a variance of less than 10% with respect to the expenses, on an aggregate basis, is permitted.

It is anticipated that the Senior Notes and the RJC Junior Note will all be satisfied in full in connection with the closing of the Dome Transaction, at which point further interest and principal deferrals will cease.  However, if all the Senior Notes and the RJC Junior Note remain outstanding without principal reduction prior to February 1, 2016, the Company estimates that up to an aggregate of approximately $2.95 million in total interest and principal payments may be deferred pursuant to the Letter Agreements, in which event Warrants exercisable solely on a cash basis for approximately an additional 2.7 million shares of Company common stock at an exercise price of $0.75 per share will be granted pro rata to each of the Lenders (other than HEARTLAND Bank) in February 2016.

In the event the Company does not consummate either the Dome Transaction, or an alternate transaction approved by the Lenders in their sole discretion on or before February 1, 2016, unless the Company resumes full and prompt payment when due of all interest and principal repayments as required pursuant to the Notes commencing on February 1, 2016, then the Company agreed that it would cooperate with the Lenders in exploring opportunities to repay the Notes in full as soon as possible after such date.

The foregoing description of the Letter Agreements and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Letter Agreements and form of Warrant, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Dome Energy Reorganization Agreement Amendment

On August 28, 2015, we entered into an Amendment No. 2 to Agreement and Plan of Reorganization (the “Amendment”) with Exchange Sub and Dome Energy.  In order to provide Dome Energy additional time to prepare and deliver necessary disclosure schedules and audited financial statements, the parties entered into the Amendment, which further extended the deadline from August 17, 2015 to August 31, 2015 for delivery of copies of the parties’ disclosure schedules and Dome US’s audited financial statements as contemplated by the Dome Agreement.  The parties agreed further that the Company, in its sole and absolute discretion, may from time to time, further extend the deadline in the event that Dome Energy is using good faith efforts to prepare its audited financial statements, to no later than September 30, 2015.

The Dome Agreement is disclosed in greater detail in a Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on May 26, 2015 and July 20, 2015.

The Company and Dome Energy continue to move forward with the transactions contemplated by the Dome Agreement, as amended, including the preparation of a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”), provided that because the closing of the transactions contemplated by the Dome Agreement is subject to various closing conditions, described in greater detail in the May 26, 2015, Form 8-K, no assurance can be made that the transactions contemplated by the Dome Agreement, as amended, will be completed.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 2.1 and incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

We claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of the Warrants, described above in Item 1.01, due to the fact that the foregoing offer and sale will not involve a public offering, the recipients will take the securities for investment and not resale, the Company has taken appropriate measures to restrict transfer, and the recipients (a) are “accredited investors,” and (b) have access to similar documentation and information as would be required in a Registration Statement under the Securities Act.  In the event the Warrants agreed to be granted in August 2015 are exercised in full, a maximum of an aggregate of 1.2 million shares of Company common stock would be issuable to the warrant holders.

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 1, 2015, the Company issued a press release announcing the debt facility restructuring agreed upon with the Lenders under the Letter Agreements and related matters as described above in Item 1.01.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
2.1*	Amendment No. 2 to Agreement and Plan of Reorganization dated as of August 28, 2015, by and among PEDEVCO Corp., PEDEVCO Acquisition Subsidiary, Inc., Dome Energy, Inc. and Dome Energy AB
10.1*
Letter Agreement, dated August 28, 2015, by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC

10.2*	Letter Agreement, dated August 28, 2015, by and among PEDEVCO Corp. and HEARTLAND Bank
10.3*	Form of Common Stock Warrant
99.1**	Press Release, dated September 1, 2015

* Filed herewith.
**Furnished herewith.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and Dome Energy, Inc., a wholly-owned subsidiary of DOME Energy AB (“Dome Energy”), PEDEVCO currently intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PEDEVCO may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO and Dome Energy (as applicable). Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on May 16, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by PEDEVCO and Dome Energy in connection with the proposed combination transaction and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and Dome Energy are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and Dome Energy, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Reorganization;

•  failure to obtain the approval of the shareholders of PEDEVCO or Dome in connection with the proposed transaction;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that PEDEVCO will be required to pay a $1 million termination fee;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate Dome’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: September 1, 2015	By:	/s/Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Amendment No. 2 to Agreement and Plan of Reorganization dated as of August 28, 2015, by and among PEDEVCO Corp., PEDEVCO Acquisition Subsidiary, Inc., Dome Energy, Inc. and Dome Energy AB
10.1*
Letter Agreement, dated August 28, 2015, by and among PEDEVCO Corp., BAM Administrative Services LLC, Senior Health Insurance Company of Pennsylvania, BRE BCLIC Sub, BRE WNIC 2013 LTC Primary, BRE WNIC 2013 LTC Sub, HEARTLAND Bank, and RJ Credit LLC

10.2*	Letter Agreement, dated August 28, 2015, by and among PEDEVCO Corp. and HEARTLAND Bank
10.3*	Form of Common Stock Warrant
99.1**	Press Release, dated September 1, 2015

* Filed herewith.
**Furnished herewith.